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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 3, 2008



                                Youbet.com, Inc.
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             (Exact name of registrant as specified in its charter)




       Delaware                     0-26015                   95-4627253
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    State or other             (Commission File           (I.R.S. Employer
    jurisdiction of                 Number)              Identification No.)
    incorporation)




                               5901 De Soto Avenue
                        Woodland Hills, California 91367
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          (Address of principal executive offices, including zip code)



                                 (818) 668-2100
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              (Registrant's telephone number, including area code)




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             (Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (
    17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


Item 2.02. Results of Operations and Financial Condition.

Preliminary restated financial information as of and for the year ended December 31, 2008 and as of March 31, 2008 are included on Exhibit 99.1 to this report. Refer to Item 4.02 below for more information.


Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 3, 2008, upon the recommendation of management, the audit committee of our board of directors authorized the restatement of our previously-issued consolidated financial statements as of and for the year ended December 31, 2007, and our consolidated balance sheet as of March 31, 2008, to correct an error in the calculation of the accrued final earn-out potentially payable to the prior owners of our International Racing Group subsidiaries (collectively, IRG). Restated consolidated financial statements as of and for the year-ended December 31, 2007 will be included in an amendment to our Form 10-K for the year ended December 31, 2007. We also will amend our Form 10-Q for the quarter ended March 31, 2008 to correct our March 31, 2008 consolidated balance sheet and to include the restated December 31, 2007 comparative balance sheet. The amended Form 10-K and amended Form 10-Q also will update references to the potential IRG earn-out payment as and where appropriate.

As previously disclosed, in October 2007, a search warrant was served on the company at our headquarters in Woodland Hills, California, by federal agents, accompanied by agents of the Nevada Gaming Control Board, for various records including, among other things, business records of IRG related to the wagering activities of certain customers. We were advised that the U.S. Attorney's Office is investigating a potentially wide net of activities of certain individuals who may have used telephone rebate wagering services, including those offered by IRG, in an allegedly illegal manner. In addition, the Oregon Racing Commission
(ORC) issued a notice to commence proceedings seeking suspension of IRG's license based upon alleged noncompliance with ORC requirements. In February 2008, in light of the future outlook for the IRG business, IRG stopped taking wagers and began the unwind of its business in an orderly fashion. We also entered into an a stipulation with the ORC, pursuant to which IRG and the ORC agreed that IRG would voluntarily surrender the license issued by the ORC, IRG would not re-apply for a hub license in Oregon, and the ORC would deem the allegations in their notice to be resolved and not pursue them. In March 2008, we entered into agreements with the U.S. Attorney's Office in Las Vegas, pursuant to which the U.S. Attorney's Office agreed not to pursue any charges against Youbet or IRG in exchange for our continued cooperation with the government's ongoing investigation. Accordingly, for the fourth quarter of 2007, we recorded an impairment charge for the intangibles associated with the IRG business. The impairment charge included amounts estimated and accrued for a final earn-out payment potentially payable to the former owners of IRG. Based on a miscalculation at the time we prepared our 2007 financial statements, we originally accrued $3.2 million for the final earn-out payment due August 31, 2008, although the precise payment, if any, is subject to any claims that may be determined prior to the date such payment is due. Management is in the process of determining what claims are available to reduce the final earn-out payment and intends to vigorously pursue any and all appropriate claims. The nature and amount of any such claims cannot be determined or reasonably estimated at this time, are to be regarded as contingent assets and, therefore, will not be recorded until the contingencies are resolved.

Upon further review of the final earn-out payment calculation, management identified the error in its calculation, and the unpaid earn-out payment, as calculated in accordance with the relevant agreement, is currently believed to be $4.3 million, subject to any claims, as discussed above, that may be determined prior to the date such payment is due. Accordingly, the $1.1 million increase in the accrual will result in an equal increase to the impairment charge previously recorded in the fourth quarter of 2007 for the intangibles associated with the IRG business. We do not expect to recognize any income tax effect from this adjustment. As a result of the adjustments, the audit committee of our board of directors, based upon management's recommendation, determined that our consolidated financial statements as of and for the year ended December 31, 2007 (and the report originally issued thereon of our independent registered public accounting firm, Piercy Bowler Taylor & Kern, Certified Public Accountants), as well as our balance sheet as of March 31, 2008, should no longer be relied upon.

Exhibit 99.1 to this report shows selected financial information as originally reported in our annual report on Form 10-K and the currently expected effect of a $1.1 million increase in the accrued earn-out payment on our restated consolidated financial statements as of and for the year ended December 31, 2007 and as of March 31, 2008. The information set forth in the attached table is qualified by the fact that management has not completed its preparation of the restated financial statements or the related amended reports and that Piercy Bowler Taylor & Kern has not completed its audit and review of our restated consolidated financial statements.

Management and the audit committee of the board of directors have discussed the foregoing matters with Piercy Bowler Taylor & Kern.


Special Note Regarding Forward-Looking Statements
This report includes "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934. These forward- looking statements include, among other things, statements that relate to the possibility of identifying claims to reduce the earn-out payment owed to the former owners of IRG and the anticipated impact of the earn-out calculation error on our historical financial statements, as well as facts and assumptions underlying these expectations. Actual results may differ materially from the preliminary expectations expressed or implied in these forward-looking statements due to various risks, uncertainties or other factors, including any additional facts or actions that may arise from the government's investigation involving certain former customers of IRG, management's further review and refinement of restated fiscal year 2007 results, as well as the audit and review by our independent registered public accounting firm. Risk factors that may affect our earnings in the future include those set forth in the Form 10-K for the fiscal year ended December 31, 2007. Except as required by applicable law, we assume no responsibility to update any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Not applicable.

     (d) Exhibits:

         99.1     Summary Selected Financial Information

         99.2     Press release dated July 10, 2008

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    YOUBET.COM, INC.


Dated: July 10, 2008                By:  /s/ James A. Burk
                                         -------------------------------
                                         James A. Burk
                                         Chief Financial Officer

                                                                    Exhibit 99.1

                     Summary Selected Financial Information

The following table reflects the effect on our consolidated financial statements as of and for the year ended December 31, 2007 and as of March 31, 2008 as a result of a restatement for the increase in the unpaid earn-out potentially payable to the prior owners of IRG, as currently estimated by management. The information set forth in the table is qualified in its entirety by the fact that management has not completed its preparation of our restated consolidated financial statements and that our independent registered public accounting firm, Piercy Bowler Taylor & Kern, has not completed its audit and review thereof. The "As Originally Filed" column is derived from the audited financial statements that were filed with our Form 10-K for the year ended December 31, 2007 and the unaudited financial statements that were filed with our Form 10-Q for the quarter ended March 31, 2008.

                                                                                           December 31, 2007
                                                                                 ------------------------------------
                                                                                 As Originally Filed         Restated
                                                                                 -------------------         --------
                                                                                      (in thousands, other than
                                                                                          per share amounts)
Consolidated Balance Sheet
Liabilities and stockholders' equity:
Accrued expenses.........................................................           $ 10,302              $ 11,346
Current liabilities......................................................             39,258                40,302
Total liabilities........................................................             44,025                45,069
Deficit..................................................................           (110,929)             (111,973)
Total stockholders' equity...............................................             21,025                19,981

Consolidated Statement of Operations
Operating expenses:
Impairment writedowns....................................................             17,879                18,923
Total operating expenses.................................................             69,452                70,496

Loss from continuing operations before interest income (expense) and other           (23,369)              (24,413)
Loss from continuing operations before income tax benefit................            (24,367)              (25,411)
Loss from continuing operations .........................................            (26,450)              (27,494)
Net loss.................................................................            (27,374)              (28,418)

Basic loss per share
Loss from continuing operations..........................................            (0.63)                 (0.66)
Net loss.................................................................            (0.65)                 (0.68)

Consolidated Statement of Stockholders' Equity
Net loss.................................................................            (27,374)              (28,418)
Balances as of December 31, 2007.........................................           (110,929)             (111,973)

Consolidated Statement of Cash Flows
Net loss.................................................................            (27,374)              (28,418)
Loss from continuing operations before income tax benefit................            (26,450)              (27,494)
Goodwill and intangibles impairment......................................             17,879                18,923

Non-cash and investing activities
Accrued IRG acquisition earn-out payment.................................              4,954                 5,998

Selected Unaudited Quarterly Results of Operations -- Fourth Quarter
Goodwill and intangible impairment writedown.............................             17,879                18,923
Total operating expenses.................................................             35,320                36,364

Loss from continuing operations before interest income (expense) and other           (25,933)              (26,977)
Loss from continuing operations before income tax benefit................            (26,121)              (27,165)
Loss from continuing operations..........................................            (28,511)              (29,555)
Net income (loss)........................................................            (28,670)              (29,714)

Basic loss per share
Loss from continuing operations..........................................             (0.68)                (0.71)
Net loss.................................................................             (0.68)                (0.71)

                                                                                             March 31, 2008
                                                                                           --------------
                                                                                As Originally Filed         Restated
                                                                                -------------------         --------
                                                                                             (in thousands)
Consolidated Balance Sheet
Liabilities and stockholders' equity:
Accrued expenses.........................................................            $ 9,148              $ 10,192
Total current liabilities................................................             40,467                41,511
Total liabilities........................................................             40,800                41,844
Deficit..................................................................           (110,155)             (111,199)
Total stockholders' equity...............................................             21,969                20,925


                                                                    Exhibit 99.2

                                  [Youbet Logo]

    Youbet.com to Restate Financial Results for 2007 Due to Recalculation of
            Accrual and Related Impairment Charge for Potential IRG
                                Earn-Out Payments

Woodland Hills, CA, July 10, 2008 - Youbet.com, Inc. (NASDAQ: UBET) announced today that it intends to restate its financial statements as of and for the year ended December 31, 2007 in an amendment to the company's Form 10-K and its balance sheet at March 31, 2008 in an amendment to its first quarter Form 10-Q.

For the fourth quarter of 2007, the company recorded an impairment charge for the intangibles associated with the IRG business. Based upon a miscalculation at the time the company prepared its 2007 financial statements, the company originally accrued $3.2 million for a potential final earn-out payment which is due to be paid under the purchase agreement on August 31, 2008. Upon further review of the final earn-out payment calculation, management identified the error and currently believes the unpaid earn-out payment, as calculated in accordance with the agreement, is potentially $4.3 million, although the precise amount, if any, is subject to any claims that may be determined prior to the date such payment is due. Accordingly, the $1.1 million increase in the accrual will result in an equal increase to the impairment charge previously recorded in 2007 for the intangibles associated with the IRG business.

Please refer to exhibit 99.1 in the 8-K filed with the SEC today for more detailed financial information concerning the increased accrual for the potential unpaid earn-out.

About Youbet.com, Inc.

Youbet.com is a diversified provider of technology and pari-mutuel horse racing content for consumers through Internet and telephone platforms and is a leading supplier of totalizator systems, terminals and other pari-mutuel wagering services and systems to the pari-mutuel industry through its United Tote subsidiary. Youbet.com's website offers members the ability to watch and, in most states, wager on the widest variety of horse racing content available worldwide. Through this platform, Youbet offers members commingled track pools, live audio/video, up-to-the-minute track information, real-time wagering information, phone wagering, race replays, simultaneous multi-race viewing and value-added handicapping products.

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of
Section 21E of the Securities Exchange Act of 1934. These forward- looking statements include, among other things, statements that relate to the possibility of identifying claims to offset the earn-out payment owed to the former owners of IRG and the anticipated impact of the earn-out calculation error on our historical financial statements, as well as facts and assumptions underlying these expectations. Actual results may differ materially from the preliminary expectations expressed or implied in these forward-looking statements due to various risks, uncertainties or other factors, including any additional facts or actions that may arise from the government's investigation involving certain former customers of IRG, management's further review and refinement of restated fiscal year 2007 results, as well as the audit and review by our independent registered public accounting firm. Risk factors that may affect our earnings in the future include those set forth in the Form 10-K for the fiscal year ended December 31, 2007. Except as required by applicable law, we assume no responsibility to update any forward-looking statements as a result of new information, future events or otherwise.


# # #
CONTACT:

Youbet.com, Inc.        Integrated Corporate Relations
Jim Burk, CFO           William Schmitt (Investors)
818.668.2100            203.682.8200